UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

APPLIED MICRO CIRCUITS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23193	94-2586591
(Commission File No.)	(IRS Employer Identification No.)

6290 Sequence Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 450-9333

The undersigned Registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on May 20, 2004 as set forth in the pages attached hereto:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

Based on materiality of this Acquisition to Applied Micro Circuits Corporation (“AMCC”), Rule 3-05(b)(2)(ii) of Regulation S-X requires AMCC to furnish audited financial statements for the acquired business as specified in Rule 3-01 and Rule 3-02.

Unaudited statement of assets acquired and liabilities assumed related to the Microelectronics Division Embedded PowerPC product set of International Business Machines Corporation (“IBM”) as of March 31, 2004 and the related statement of net sales, costs of goods sold and selling, general and administrative expenses for the three months ended March 31, 2004.

Audited statement of assets acquired and liabilities assumed related to the Microelectronics Division Embedded PowerPC product set of IBM as of December 31, 2003 and the related statement of net sales, costs of goods sold and selling, general and administrative expenses for the year ended December 31, 2003.

(b) Pro Forma Financial Information.

The following unaudited condensed consolidated pro forma financial statements are hereby included in this Form 8-K/A on pages 10 to 15. AMCC believes the provision of these unaudited proforma combined condensed financial statements to be in compliance with the requirements of Rule 3-05 of Regulation S-X as the most appropriate presentation under the circumstances:

The following unaudited pro forma condensed consolidated financial information is being filed herewith:

Unaudited Pro Forma Combined Condensed Balance Sheet at March 31, 2004.

Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended March 31, 2004.

Report of Independent Registered Accounting Firm

To the Board of Directors and Shareholders of

International Business Machines Corporation:

We have audited the accompanying statement of assets to be acquired and liabilities to be assumed of the Microelectronics Division Embedded PowerPC product set (“the Products”) of International Business Machines Corporation (“IBM”) as of December 31, 2003 and the related statement of net sales, cost of goods sold and selling, general and administrative expenses for the year ended December 31, 2003. These statements are the responsibility of IBM’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Applied Micro Circuits Corporation) and, as described in Note 1, are not intended to be a complete presentation of the Products’ financial position and results of operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets to be acquired and liabilities to be assumed of the Products as of December 31, 2003 and the net sales, cost of goods sold and selling, general and administrative expenses described in Note 1 for the Products for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Stamford, CT

April 30, 2004

International Business Machines Corporation

Microelectronics Division Embedded PowerPC Product Set

Statement of Net Sales, Cost of Goods Sold and Selling, General & Administrative Expenses

For the three months ended March 31, 2004 and for the year ended December 31, 2003

(dollars in thousands)	Three Months Ended March 31, 2004 (unaudited)	Year Ended December 31, 2003

Net Sales	$17,643	$52,351

Cost of Goods Sold	10,383	35,676

Gross Profit	7,260	16,675

Selling, General and Administrative Expenses	1,389	4,308

Excess of Net Sales over Cost of Goods Sold and Selling, General and Administrative Expenses	$5,871	$12,367

The accompanying notes are an integral part of these financial statements.

International Business Machines Corporation

Microelectronics Division Embedded PowerPC Product Set

Statement of Assets to be Acquired and Liabilities to be Assumed As of March 31, 2004 and December 31, 2003

(dollars in thousands)	March 31, 2004 (unaudited)	December 31, 2003

Assets
Inventories	$623	$1,067
Computer Equipment	2	3

Total Assets	625	1,070

Liabilities
Product Warranties	143	131

Total Liabilities	143	131

Net Assets	$482	$939

The accompanying notes are an integral part of these financial statements.

International Business Machines Corporation

Microelectronics Division Embedded PowerPC Product Set

Notes to the Financial Statements

1.	Background and Basis of Presentation

The accompanying financial statements have been prepared for the purpose of presenting the assets to be acquired and liabilities to be assumed relating to the certain Embedded PowerPC product set (the “Products”) of the Microelectronics Division of International Business Machines Corporation (“IBM”), and the Products’ net sales, cost of goods sold and selling, general and administrative expenses. On April 12, 2004, IBM signed definitive agreements to sell and/or license certain intellectual property, product rights and other tangible assets associated with the Products to Applied Micro Circuits Corporation (“AMCC”), and for AMCC to assume certain liabilities associated with the Products. The Products span marketplace applications ranging from Networking (Base station, mid range routers, access points, switches), Storage (RAID controllers and I/O controllers), Industrial Control and Imaging devices. AMCC will administer certain customer account relationships, receive personnel and acquire computer equipment and finished goods inventory to support ongoing customer programs.

IBM does not manage the Products as a separate business inside of its Microelectronics Division, nor does IBM management analyze the Products as a separate line of business. Historically, financial statements for the Products were not prepared by IBM as the Products represented a minor portion of its semiconductor components business which were part of a larger product line. Separate operating, investing and financing cash flow information is not available because IBM centrally manages cash flow activities and does not maintain separate bank accounts or cash balances for the Products. As such it is impracticable to prepare financial statements that are required by Rule 3-05. A balance sheet and statement of cash flows are not available for the Products; however, a statement of assets to be acquired and liabilities to be assumed as of March 31, 2004 (unaudited) and December 31, 2003, is provided. The accompanying financial statements have been derived from the historical records of IBM’s Microelectronics Division in order to present the assets to be acquired and liabilities to be assumed as of March 31, 2004 (unaudited) and December 31, 2003, the net sales, cost of goods sold and selling, general and administrative expenses (“SG&A”) for the three months ended March 31, 2004 (unaudited) and the year ended December 31, 2003 in accordance with generally accepted accounting principles in the United States of America. These financial statements are not intended to be a complete presentation of the Products’ financial position, or results of operations. The historical operating results related to the Products may not be indicative of its results and financial position in the future because of the omission of various operating expenses and changes in the business, or what its results of operations, financial position and cash flows would have been had the Products been managed as a separate business or as a stand-alone company.

The statement of net sales, cost of goods sold and SG&A expenses for the Products includes allocations for certain costs and expenses including, but not limited to, employee labor and benefits, depreciation, factory overhead and support functions such as quality assurance, logistics, and information technology. Management of IBM believes the methodologies applied in the allocation of these costs and expenses are reasonable and have been applied in a consistent manner. There are certain corporate expenses that have not been allocated including, but not limited to, certain corporate-wide marketing, general and administrative expenses, interest and income taxes. While IBM did conduct research and development related to the Products, the associated costs have not been captured in a manner that would identify them directly with the Products. Any allocation of such costs would therefore, not be practicable.

International Business Machines Corporation

Microelectronics Division Embedded PowerPC Product Set

Notes to the Financial Statements

2.	Summary of Accounting Policies

Revenue Recognition

IBM recognizes revenue for the Products when it is realized or realizable and earned. IBM considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, the product has been shipped to the customer, the sales price is fixed or determinable, and collectibilty is reasonably assured. IBM reduces revenue for estimated customer returns and other allowances.

Cost of Goods Sold

Cost of goods sold includes manufacturing overhead, including, but not limited to, manufacturing asset depreciation and variable costs including, but not limited to, raw wafer and chemicals costs. For the three months ended March 31, 2004 and the year ended December 31, 2003, cost of goods sold includes charges for inventory losses of $78 thousand (unaudited) and $96 thousand, respectively, and estimated warranty costs of $6 thousand (unaudited) and $89 thousand, respectively.

Selling, General and Administrative Expenses

Selling, general and administrative (SG&A) expenses include expenses incurred by IBM’s Microelectronics Division, its sales organization, and division headquarters. Expenses have been applied to the Products on an expense-to-revenue ratio basis. The expense-to-revenue ratio was derived as follows: SG&A expenses incurred by the Microelectronics Division for the three months ended March 31, 2004 and the year ended December 31, 2003 divided by the actual revenue earned by the Microelectronics Division for the three months ended March 31, 2004 and the year ended December 31, 2003 respectively. The calculated ratio was then applied to the Products’ net sales in each of the periods to determine the Products’ allocated SG&A expense. The calculated expense-to-revenue ratios were 7.9% (unaudited) and 8.2% for the three months ended March 31, 2004 and the year ended December 31, 2003 respectively.

Inventories

All inventories relate to finished good modules. Finished goods inventories are stated at the lower of average cost or net realizable value.

Computer Equipment

Computer equipment is carried at cost and depreciated over its estimated useful life using the straight-line method. The estimated useful life for computer equipment ranges from three to five years.

(dollars in thousands)	March 31, 2004 (unaudited)	December 31, 2003

Computer equipment	$107	$107
Less: accumulated depreciation	(105)	(104)

Computer equipment – net	$2	$3

International Business Machines Corporation

Microelectronics Division Embedded PowerPC Product Set

Notes to the Financial Statements

Product Warranties

IBM estimates its warranty costs based on historical warranty claim experience and applies this estimate to the revenue stream for products under warranty. The warranty accrual is evaluated periodically to verify that it properly reflects the remaining obligation based on the anticipated expenditures over the balance of the obligation period.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires IBM management to make estimates and assumptions that affect the amounts that are reported in the financial statements and accompanying disclosures. Although these estimates are based on IBM management’s best knowledge of current events and actions that IBM may undertake in the future, actual results may be different from the estimates.

Foreign Currency

Assets and liabilities of the Products’ non-U.S. operations that operate in a local currency environment are translated to U.S. dollars at period end exchange rates. Income and expense items are translated at weighted-average rates of exchange prevailing during the period.

Inventories and computer equipment of the Products’ non-U.S. operations that operate in U.S. dollars are translated at approximate exchange rates prevailing when the company acquired the assets or liabilities. Cost of goods sold and depreciation are translated at historical exchange rates. All other income and expense items are translated at the weighted-average rates of exchange prevailing during the year.

3.	Certain Risks and Concentrations

The Products’ sales are concentrated in the Embedded and Micro Controller component market, which is competitive and rapidly changing. Significant technological changes in the market or customer requirements, changes in customer buying behavior, or the emergence of competitive products with new capabilities or technologies could adversely affect operating results. Also, significant portions of the Products’ net sales are derived from customers that individually accounted for greater than 10% of net sales. For the period ended March 31, 2004, the top four customers each represented approximately 11%, 12%, 13% and 13% (unaudited), respectively, of the Products’ net sales. For the year ended December 31, 2003, the top four customers each represented approximately 10%, 11%, 12% and 13%, respectively, of the Products’ net sales. The loss of any of these customers could have a material adverse effect on the Products’ results of operations.

4.	Subsequent Events

On April 12, 2004, IBM signed definitive agreements to sell and/or license certain intellectual property, product rights and other tangible assets associated with the Products to AMCC, and for AMCC to assume certain liabilities associated with the Products, for $227.9 million in cash. IBM has granted AMCC an option to acquire certain additional tangible development assets for the additional amount of $4.1 million; the option exercise period is between June 1, 2004 and June 30, 2004. IBM will manufacture and supply certain components to AMCC under a Supply Agreement and will also provide certain temporary transition services under Transition Services Agreements.

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Pro Forma Financial Information

Unaudited Condensed Consolidated

Pro Forma Financial Information

The following unaudited condensed consolidated pro forma financial statements have been prepared to give effect to Applied Micro Circuit Corporation’s (AMCC’s) acquisition of certain assets and liabilities relating to the Embedded PowerPC product set (the “Embedded Processor Business”) of the Microelectronics Division of International Business Machines Corporation (“IBM”). These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that AMCC believes are reasonable. The unaudited condensed consolidated pro forma financial statements do not purport to represent what the consolidated results of operations or financial position of AMCC would actually have been if the acquisition had occurred on the dates referred to below, nor do they purport to project the results of operations or financial position of AMCC for any future period or as of any date, respectively.

The unaudited condensed consolidated pro forma balance sheet as of March 31, 2004 was prepared by combining the consolidated balance sheet at March 31, 2004 for AMCC with the Unaudited Statement of Certain Assets and Liabilities of the Embedded Processor Business to be sold at March 31, 2004, giving effect to the acquisition as though it was completed on that date.

The unaudited condensed consolidated pro forma statements of operations for the twelve month period were prepared by combining AMCC’s statement of operations for the year ended March 31, 2004 with the Embedded Processor Business statement of Net Sales, Cost of Sales and Selling, General and Administrative Expenses for the year ended December 31, 2003 giving effect to the acquisition as though it had occurred on April 1, 2003.

The pro forma reporting for the year ended March 31, 2004 combines AMCC and the Embedded Processor Business, which have different fiscal year ends. The different fiscal year ends may be combined as long as the year ends are within 93 days of each other in accordance with Securities and Exchange Commission guidance.

These unaudited condensed consolidated pro forma statements of operations do not give effect to any restructuring costs or any potential cost savings or other operating efficiencies that could result from the acquisition, nor do they include an adjustment for research and development expenses which could not be identified to the Embedded Processor Business. They also do not give effect to any non-recurring charges or credits resulting from the transaction such as in-process research and development charges.

These condensed consolidated pro forma financial statements should be read in conjunction with the consolidated financial statements of (i) AMCC included in its Annual Report on Form 10-K for the year ended March 31, 2004 (filed June 10, 2004), and (ii) the Embedded Processor Business beginning on page 3 hereof.

AMCC

Unaudited Condensed Consolidated Pro Forma Balance Sheet

	AMCC March 31, 2004	Embedded Processor Business March 31, 2004	Pro Forma Adjustments	Notes		Pro Forma Combined
		(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$329,162		$(232,900)	(1)		$96,262
Short-term investments—available-for-sale	531,879		—			531,879
Accounts receivable	23,284		—			23,284
Inventories	8,490	623	1,600	(1)		10,713
Other current assets	16,208		—			16,208

Total current assets	909,023	623	(231,300)			678,346
Property and equipment, net	37,271	2	—			37,273
Goodwill and purchased intangibles, net	240,193		225,275	(1)		465,468
Other assets	1,616		—			1,616

Total assets	$1,188,103	$625	$(6,025)			$1,182,703

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,164					$18,164
Accrued payroll and related expenses	9,189		—			9,189
Other accrued liabilities	35,539	143	(143)	(5)		35,539
Deferred revenue	4,361		—			4,361
Current portion of long-term debt and capital lease obligations	303		—			303

Total current liabilities	67,556	143	(143)			67,556
Total stockholders’ equity	1,120,547	482	(5,882)	(1	),(4)	1,115,147
Total liabilities and stockholders’ equity	$1,188,103	$625	$(6,025)			$1,182,703

The accompanying notes are an integral part

of these Proforma Combined Financial Statements.

AMCC

Unaudited Combined Pro Forma Income Statements

	AMCC	Embedded Processor Business
	Year Ended		Pro Forma Adjustments			Pro Forma Combined
	March 31, 2004	December 31, 2003		Notes
Net Revenues	$131,177	$52,351	$—			$183,528
Cost of revenues	57,601	35,676	12,100	(1	),(3)	105,377

Gross profit	73,576	16,675	(12,100)			78,151

Operating expenses:
Research and development	112,594		—	(6)		112,594
Selling, general and administrative	45,121	4,308	—			49,429
Stock-based compensation:						—
Research and development	15,444					15,444
Selling, general and administrative	5,195					5,195
Acquired in-process research and development	21,800					21,800
Amortization of purchased intangibles	1,097		4,857	(2)		5,954
Restructuring charges	22,325	—				22,325

Total operating expenses	223,576	4,308	4,857			232,741

Operating loss	(150,000)	12,367	(16,957)			(154,590)

Interest income, net	35,007		(6,521)	(7)		28,486

Other income (expense), net	8,340					8,340

Loss before income taxes	(106,653)	12,367	(23,478)			(117,764)

Income tax expense (benefit)	(1,776)	—				(1,776)

Net loss	$(104,877)	$12,367	$(23,478)			$(115,988)

Basic and diluted net loss per share:
Loss per share	(0.34)					(0.38)

Share used in calculating basic earnings per share	306,476					306,476

The accompanying notes are an integral part

of these Proforma Combined Financial Statements.

Applied Micro Circuits Corporation

Notes to Condensed Consolidated Pro Forma Financial Statements

1.	Basis of Pro Forma Presentation

On May 5, 2004 (the “Closing Date”) Applied Micro Circuit Corporation (“AMCC”) completed the acquisition (“Acquisition”) of certain assets and liabilities relating to the Embedded PowerPC product set (the “Embedded Processor Business”) of the Microelectronics Division of International Business Machines Corporation (“IBM”) pursuant to an Asset Purchase Agreement between IBM and AMCC dated as of April 12, 2004 (the “Agreement”).

Under the terms of the Agreement, AMCC paid IBM $227.9 million in cash for the Embedded Processor Business. The purchase price and other terms of the transaction were determined by arms-length negotiations between AMCC and IBM.

The unaudited condensed consolidated pro forma balance sheet as of March 31, 2004 was prepared by combining the consolidated balance sheet at March 31, 2004 for AMCC with the Statement of Certain Assets and Liabilities of the Embedded Processor Business to be sold at March 31, 2004, giving effect to the acquisition as though it was completed on March 31, 2004.

The unaudited condensed consolidated pro forma statements of operations for the twelve month period were prepared by combining AMCC’s statement of operations for the year ended March 31, 2004 with the Embedded Processor Business statement of Net Sales, Cost of Sales and Selling, General and Administrative Expenses for the year ended December 31, 2003 giving effect to the acquisition as though it had occurred on April 1, 2003.

These unaudited condensed consolidated pro forma statements of operations do not give effect to any restructuring costs or any potential cost savings or other operating efficiencies that could result from the acquisition, nor do they include an adjustment for research and development which could not be identified to the Embedded Processor Business. They also do not give effect to any non-recurring charges or credits resulting from the transaction such as in-process research and development charges.

The effects of the Acquisition have been presented using the purchase method of accounting. The total estimated purchase price of the transaction has been allocated to assets and liabilities based on management’s preliminary estimate of their fair values. The preliminary allocation of the purchase price will be subject to further adjustments, which are not anticipated to be material, as AMCC finalizes its allocation of purchase price in accordance with accounting principles generally accepted in the United States of America.

The following represents the preliminary allocation of the purchase price of the estimated fair values of the acquired assets and assumed liabilities of the Embedded Processor Business at May 5, 2004 and is for illustrative pro forma purposes only (amounts in thousands):

Cash paid	$227,900
Estimated acquisition costs	5,000

Total purchase consideration paid in cash	$232,900

Allocation of Purchase Consideration based on fair values:
Assets acquired:
Property, plant and equipment	$2
Inventories	623
Inventory fair value adjustment	1,600
Developed technology	73,500
Patents and technology rights	16,400
Backlog	1,900
Trademarks	4,300
Acquired in-process research and development	5,400
Goodwill	129,175

Net assets acquired	$232,900

Adjustments will include changes in the value of inventory and property and equipment between April 1, 2004 and the Closing Date.

2.	Amortization of Purchased Intangibles

Adjustments were made to recognize amortization expense of identifiable intangible assets primarily consisting of backlog, trademarks, patents and technology rights. The adjustments include the amortization of backlog of $1.9 million, on a straight-line basis over one year, and the amortization of trademarks, patents and technology rights is based on a useful life of seven years.

3.	Amortization of Purchased Intangibles

Adjustments were made to recognize amortization expense of identifiable intangible assets primarily consisting of developed technology and an inventory fair value adjustment. The adjustments include the amortization of the fair value inventory adjustment of $1.6 million in connection with the estimated sale of the related inventory and the amortization of developed technology is based on a useful life of seven years.

4.	In-Process Research and Development

In accordance with accounting principles generally accepted in the United States of America, research and development costs are expensed as incurred. However, material non-recurring charges which result directly from the transaction and which will be recognized in AMCC’s statement of operations within the next 12 months following the transaction were not included in the condensed consolidated pro forma statement of operations. Accordingly, the estimated acquired in-process research and development charge of $5.4 million was not reflected in the condensed consolidated pro forma statement of operations. The pro forma effect was given to in-process research and development acquired in the condensed consolidated pro forma balance sheet as a reduction of retained earnings.

5.	Product Warranties

Under the terms of the Agreement, AMCC did not assume any warranty obligation for products sold by IBM prior to the acquisition date. Accordingly, an adjustment has been made to reflect the fact that no liability for existing warranty obligations will be recorded as part of the purchase price.

6.	Research and Development Expenses

The Embedded Processor Business statement of net sales, costs of goods sold and selling, general and administrative expenses for the year ended December 31, 2003 does not include any research and development expenses because those expenses were not directly identifiable with the business. AMCC anticipates that the maintenance of the current products and the development of future products will require substantial research and development expenses. No adjustment has been made to reflect an estimate for these expenses in the unaudited condensed consolidated pro forma statements because the amounts could not be accurately estimated.

7.	Interest Income

Adjustment represents an estimate for interest income that would not have been earned during the year ended March 31, 2004, had the cash outlay for the acquisition been made at April 1, 2003, using an incremental interest rate on the invested cash of 2.8% during the year.

8.	Goodwill

In accordance with the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, the excess purchase price allocated to goodwill was not amortized in these unaudited condensed consolidated pro forma financial statements.

(c) Exhibits

2.1+	*Asset Purchase Agreement dated April 12, 2004 by and between Applied Micro Circuits Corporation and International Business Machines Corporation (incorporated by reference to Exhibit 2.1 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.2+	*Amendment No. 1 to Asset Purchase Agreement dated May 5, 2004 by and between Applied Micro Circuits Corporation and International Business Machines Corporation (incorporated by reference to Exhibit 2.2 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.3+	*First Amended and Restated ASIC Attachment No. 5 to Custom Sales Agreement No. 001006, between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004 (incorporated by reference to Exhibit 2.3 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.4+	*Intellectual Property Agreement dated as of April 10, 2004, between International Business Machines Corporation and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.4 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.5+	*Amendment dated May 3, 2004 to the Intellectual Property Agreement dated as of April 10, 2004 between International Business Machines Corporation and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.5 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.6+	*CoreConnect™ BUS License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004 (incorporated by reference to Exhibit 2.6 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.7+	*Power PC License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004 (incorporated by reference to Exhibit 2.7 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.8+	*Amendment dated May 5, 2004 to the Power PC License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.8 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.9+	*Patent License Agreement dated April 10, 2004 between International Business Machines Corporation and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.9 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Accounting Firm.

99.1+	Press Release, dated May 5, 2004 (incorporated by reference to Exhibit 99.1 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Commission.
+	Previously filed as an exhibit to the Form 8-K on May 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Dated: July 8, 2004	By:	/s/ Stephen M. Smith
Stephen M. Smith
Senior Vice President Finance, Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

Exhibit Index

2.1+	*Asset Purchase Agreement dated April 12, 2004 by and between Applied Micro Circuits Corporation and International Business Machines Corporation (incorporated by reference to Exhibit 2.1 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.2+	*Amendment No. 1 to Asset Purchase Agreement dated May 5, 2004 by and between Applied Micro Circuits Corporation and International Business Machines Corporation (incorporated by reference to Exhibit 2.2 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.3+	*First Amended and Restated ASIC Attachment No. 5 to Custom Sales Agreement No. 001006, between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004 (incorporated by reference to Exhibit 2.3 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.4+	*Intellectual Property Agreement dated as of April 10, 2004, between International Business Machines Corporation and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.4 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.5+	*Amendment dated May 3, 2004 to the Intellectual Property Agreement dated as of April 10, 2004 between International Business Machines Corporation and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.5 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.6+	*CoreConnect™ BUS License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004 (incorporated by reference to Exhibit 2.6 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.7+	*Power PC License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004 (incorporated by reference to Exhibit 2.7 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.8+	*Amendment dated May 5, 2004 to the Power PC License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.8 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

2.9+	*Patent License Agreement dated April 10, 2004 between International Business Machines Corporation and Applied Micro Circuits Corporation (incorporated by reference to Exhibit 2.9 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Accounting Firm.

99.1+	Press Release, dated May 5, 2004 (incorporated by reference to Exhibit 99.1 filed with the registrant’s Form 8-K (Registration No. 00-23193) filed by Applied Micro Circuits Corporation with the Securities and Exchange Commission on May 5, 2004.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Commission.
+	Previously filed as an exhibit to the Form 8-K filed on May 20, 2004.